                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                                DECEMBER 5, 1997


                         AMAZON NATURAL TREASURES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       33-26109                                           87-0460880
(COMMISSION FILE NUMBER)                               (IRS EMPLOYER ID)

                            4011 West Oquendo Unit C
                            Las Vegas, Nevada 89118
             (Address of principal executive offices and Zip Code)

                                 (702) 795-4333
              (Registrant's telephone number, including area code)

                       SECURITIES AND EXCHANGE COMMISSION

                                   FORM 8-K/A

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 5, 1997, Amazon Natural Treasures, Inc. (the "Company") was informed that on approximately November 3, 1997, Mr. Darrell Schvaneveldt ("Schvaneveldt") resigned as the Company's auditor. Prior to Schvaneveldt's resignation, the Company's board of directors had recommended a change in auditors.

     Neither of Schvaneveldt's reports on the financial statements for the Company's fiscal years ended December 31, 1995 and 1996 contained an adverse opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 1995 and 1996 and the period ended November 3, 1997, the Company had no disagreement with Schvaneveldt on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which disagreement, if not resolved to the satisfaction of Schvaneveldt, would have caused Schvaneveldt to make a reference to the subject matter of the disagreement in connection with his reports.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS

EXHIBIT NO.              DESCRIPTION
-----------              -----------
16.01                    LETTER FROM DARRELL SCHVANEVELDT

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereto duly authorized.


                                        AMAZON NATURAL TREASURES, INC.
                                        (Registrant)

Date: December 11, 1997

                                        By: /s/ Michael A. Sylver
                                            -----------------------------
                                            Michael A. Sylver
                                            President

                                 EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION                                  PAGE
-----------           -----------                                  ----

16.01                 LETTER FROM DARRELL SCHVANEVELDT              5